AMENDMENT NO. 1 TO

                           LOAN AND SECURITY AGREEMENT

                  This Amendment No. 1 to Loan and Security Agreement is made as of May 11, 1999 by and among each of the undersigned and amends that certain Loan and Security Agreement, dated as of June 30, 1998 (the "Loan Agreement"), among the financial institutions listed on the signature pages thereof as lenders (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America National Trust and Savings Association (formerly known as BankAmerica Business Credit, Inc.), a Delaware corporation, as agent for the Lenders (in its capacity as agent, the "Agent"), and Merisel Americas, Inc., a Delaware corporation (the "Borrower"). Capitalized terms used herein without definition have the meanings assigned thereto in the Loan Agreement.

                                    RECITALS

         A. The Borrower has requested that certain provisions of the Loan Agreement be amended as more fully described below.

         B. On the terms and subject to the conditions set forth in this Amendment, the Borrower and the Agent, on behalf of the Lenders, have agreed to the amendments and waivers to the Loan Agreement as set forth below.

                                    AGREEMENT

         In  consideration   of  the  foregoing,   and  for  good  and  valuable
consideration, the receipt of which is hereby acknowledged, the undersigned hereby agree as follows:

                                    ARTICLE 1
              AMENDMENTS AND WAIVERS TO LOAN AND SECURITY AGREEMENT

         1.1 Amendment to the Definition of "Adjusted Net Earnings from Operations". The definition of "Adjusted Net Earnings from Operations" set forth in Section 1.1 of the Loan Agreement is hereby amended by changing the period at the end of such definition to a semicolon and adding a new clause (h) to the definition as follows:

         "and  (h) any  gains or  losses  related  in any way to the  settlement
         (which shall not exceed $21,000,000) of the action filed in the Delaware Chancery Court captioned Merisel v. Turnberry Capital Management, L.P., et al."

         1.2 Amendment to the Definition of "Interest Coverage Ratio". The definition of "Interest Coverage Ratio" set forth in Section 1.1 of the Loan Agreement is hereby amended by adding the following sentence to the end of the definition:


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         "Notwithstanding the foregoing,  the Interest Coverage Ratio as used in the definition of "Applicable Margin" herein, and only in such definition, shall mean, for any period, the ratio of (a) Adjusted Net Earnings from Operations (calculated without regard to clause (h) of such definition) for such period plus the sum of the following to the extent deducted in computing Adjusted Net Earnings from Operations: (i) tax expense or provision for taxes, (ii) total interest expense net of
         interest  income,   (iii)  total  amortization   expense,   (iv)  total
         depreciation expense, and (v) other non-cash expenses deducted in computing Adjusted Net Earnings from Operations, over (b) total interest expense during such period (net of interest income)."

         1.3 Amendment to the Transaction with Affiliates Covenant. Section 9.15(a) of the Loan Agreement is hereby amended by adding a new clause (vii) to the end of such section as follows:

         "and (vii) the Borrower and its Subsidiaries may pay cash dividends or make other advances or distributions to the Parent (in an aggregate amount not to exceed $21,000,000) for purposes of paying obligations or costs arising from the Parent's settlement of the action filed in the Delaware Chancery Court captioned Merisel v. Turnberry Capital Management, L.P., et al."

         1.4 Waiver to Covenants and Representations. Agent, on behalf of Lenders, hereby waives any Event of Default existing under the Loan Agreement as a result of the Borrower's breach of any representation, warranty or covenant contained in Article 8 or Article 9 on account of the settlement of the action filed in the Delaware Chancery Court captioned Merisel v. Turnberry Capital Management, L.P., et al., so long as the aggregate amount paid by Borrower in connection with such settlement does not exceed $21,000,000.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

         The Borrower warrants and represents to the Agent and the Lenders that:

         2.1 Representations and Warranties True and Correct. The representations and warranties contained in the Loan Agreement and the other Loan Documents are correct in all material respects on and as of the date hereof after giving effect to this Amendment (except representations and warranties which are made as of a specified date shall only be required to be true and correct in all material respects as of such specified date).

         2.2 No Default or Event of Default. No event has occurred and is continuing which constitutes a Default or an Event of Default after giving effect to this Amendment.



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                                    ARTICLE 3
                                  MISCELLANEOUS

         3.1 Effective Date. This Amendment shall be effective as of the date when the Agent has received (i) a duly executed counterpart of this Amendment from the Borrower and (ii) the duly executed Amendment to Fee Letter from Borrower to Agent, solely on Agent's own behalf, dated as of the date hereof.

         3.2 No Other Waiver. Except as expressly waived hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

         3.3 Governing Law. This Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of California.

         3.4 Counterparts. This Amendment may be executed in any number of counterparts, and by the Agent and the Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

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                  IN  WITNESS  WHEREOF,  the  parties  have  entered  into  this
Amendment on the date first above written.

                     "BORROWER"

                     Merisel Americas, Inc., a Delaware corporation



                     By:__/s/__________________________________________________
                     Name:_____________________________________________________
                     Title:____________________________________________________

                     Address:             200 Continental Boulevard
                                          El Segundo, CA 90245
                     Telecopy No.:        (310) 615-1234



                     "AGENT"

                     Bank of America National Trust and Savings Association, as the Agent



                     By:_/s/___________________________________________________
                     Name:_____________________________________________________
                     Title:____________________________________________________

                     Address:             40 East 52nd Street
                                          New York, New York 10022
                     Telecopy No.:        (212) 836-5167

                     "LENDERS"

                     Bank of America National Trust and Savings Association, as a Lender



                     By:_/s/___________________________________________________
                     Name:_____________________________________________________
                     Title:____________________________________________________

                     Address:             40 East 52nd Street
                                          New York, New York 10022
                     Telecopy No.:        (212) 836-5167